Exhibit A

Directors and Executive Officers of T-Mobile Worldwide Holding GmbH

The following table sets forth the names and business addresses with respect to Subsidiary’s Board of Management.  Unless otherwise noted, each member of the Board of Management is principally employed by T-Mobile International.

Michael Günther
c/o T-Mobile Worldwide Holding GmbH
Landgrabenweg 151
D-53227, Bonn, Germany

Dr. Uli Kühbacher
T-Mobile Deutschland GmbH
c/o T-Mobile International AG & Co KG
D-53227, Bonn, Germany

Frank Stoffer
c/o T-Mobile Worldwide Holding GmbH
Landgrabenweg 151
D-53227, Bonn, Germany

Wolfgang Kniese
c/o T-Mobile Worldwide Holding GmbH
Landgrabenweg 151
D-53227, Bonn, Germany

Directors and Executive Officers of T-Mobile International AG & Co KG

The following tables I and II set forth the names and business addresses with respect to T-Mobile International’s Board of Management and Supervisory Board.  Unless otherwise noted, each member of the Supervisory Board and Board of Management is principally employed by T-Mobile International AG & Co KG.

I.	Board of Management

René Obermann
c/o T-Mobile International AG & Co KG
Landgrabenweg 151
D-53227 Bonn, Germany

Hamid Akhavan
c/o T-Mobile International AG & Co KG
Landgrabenweg 151
D-53227 Bonn, Germany
Mr. Akhavan is a citizen of the United States of America

Uli Gritzuhn
c/o T-Mobile International AG & Co KG
Landgrabenweg 151
D-53227 Bonn, Germany

Robert P. Dotson
Landgrabenweg 151
D-53227 Bonn, Germany
Mr. Dobson is a citizen of the United States of America

Michael Günther
c/o T-Mobile International AG & Co KG
Landgrabenweg 151
D-53227 Bonn, Germany

Lothar A. Harings
c/o T-Mobile International AG & Co KG
Landgrabenweg 151
D-53227 Bonn, Germany

Timotheus Höttges
c/o T-Mobile International AG & Co KG
Landgrabenweg 151
D-53227 Bonn, Germany

Thomas G. Winkler
c/o T-Mobile International AG & Co KG

Landgrabenweg 151
D-53227 Bonn, Germany
Mr Winkler is a citizen of Austria

II.	Supervisory Board

Kai-Uwe Ricke
Chairman of Deutsche Telekom AG
Friedrich-Ebert-Allee 140
D-53113-Bonn, Germany

Ado Wilhelm
T-Mobile Deutschland GmbH
c/o T-Mobile International AG & Co KG
Landgrabenweg 151
D-53175 Bonn, Germany

Anke Bardenhagen
T-Mobile Deutschland GmbH
c/o T-Mobile International AG & Co KG
Landgrabenweg 151
D-53175 Bonn, Germany

Igor Pissarewsky
T-Mobile Deutschland GmbH
c/o T-Mobile International AG & Co KG
Landgrabenweg 151
D-53175 Bonn, Germany

Rolf Pohl
T-Mobile Deutschland GmbH
c/o T-Mobile International AG & Co KG
Landgrabenweg 151
D-53175 Bonn, Germany

Klaus Trenkel
T-Mobile Deutschland GmbH
Roddestrasse 12
D-48153 Munster, Germany

Erwin Recktenwald
T-Mobile Deutschland GmbH
Landgrabenweg 151
D-53227 Bonn, Germany

Christopher Schläffer
Deutsche Telekom AG
Friedrich-Ebert-Allee 140
D-53113-Bonn, Germany

Dr. Karl-Gerhard Eick
Deutsche Telekom AG
Friedrich-Ebert-Allee 140
D-53113 Bonn, Germany

Dr. Heinz Klinkhammar
Deutsche Telekom AG
Friedrich-Ebert-Allee 140
D-53113 Bonn, Germany

Joachim Preisig
Deutsche Telekom AG
Friedrich-Ebert-Allee 140
D-53113 Bonn, Germany

Dr. Eberhardt Rolle
Ministry of Finane
BMF Husarenstrasse 32
D-53117 Bonn, Germany

Directors and Executive officers of Deutsche Telekom AG

The following tables I and II set forth the names and business addresses with respect to DTAG’s Board of Management and Supervisory Board.  Unless otherwise noted, each member of the Supervisory Board and Board of Management is principally employed by DTAG.

I.	Board of Management

Kai-Uwe Ricke
Chairman
Deutsche Telekom AG
Friedrich-Ebert-Allee 140
D-53113 Bonn, Germany

Walter Raizner
Deutsche Telekom AG
Friedrich-Ebert-Allee 140
D-53113 Bonn, Germany

Dr. Karl-Gerhard Eick
Deutsche Telekom AG

Friedrich-Ebert-Allee 140
D-53113 Bonn, Germany

Dr. Heinz Klinkhammer
Deutsche Telekom AG
Friedrich-Ebert-Allee 140
D-53113 Bonn, Germany

René Obermann
Deutsche Telekom AG
Friedrich-Ebert-Allee 140
D-53113 Bonn, Germany

Konrad F. Reiss
Deutsche Telekom AG
Friedrich-Ebert-Allee 140
D-53113 Bonn, Germany

II.	Supervisory Board

Dr. Klaus Zumwinkel
Chairman
Chairman of the Board of Management of Deutsche Post AG
Platz der Deutschen Post 1
D-53113 Bonn, Germany

Franz Treml
Ver. di Trade Union, Head of Federal Department 9, ver. di. Berlin
Vice Chairman of the Supervisory Board of Deutsche Telekom AG
Potsdamer Platz 10
10785 Berlin, Germany

Monika Brandl
Member of Central Works Council at Deutsche Telekom AG
c/o Deutsche Telekom AG
Friedrich-Ebert-Allee 140
D-53113-Bonn, Germany

Josef Falbisoner
Chairman of the Bavarian District of the Union ver.di
Schwanthaler Strasse 64
D-80336 Munchen, Germany

Dr. Hubertus von Grünberg

Serves as member on several Supervisory Boards
Vahrenwalder Strasse 9
D-30165 Hannover, Germany

Lothar Holzwarth
Chairman of the Works Council of Deutsche Telekom AG,
Branch office South-Western, Stutgart
Nauheimer Strasse 98
D-70372 Stuttgar, Germany

Dr. sc. techn. Dieter Hundt
Managing Shareholder of Allgaier Werk GmbH and
President of the National Union of German Employers Associations
Umler Strasse 75
D-73066 Uhingen, Germany

Waltraud Litzenberger
Member of the Works Council of Deutsche Telekom AG, Eschborn branch office
Bruckes 2-8
D-555545 Bad Kreuznach, Germany

Michael Löffler
Member of the Works Council of Deutsche Telekom AG, Dresden branch office
Querstrasse 1-3
D-04103 Leipzig, Germany

Hans W. Reich
Speaker of the Management Board, Kreditanstalt fur Wiederaufbau (KfW)
Palmengartenstrasse 5-9
D-60325 Frankfurt, Germany

Wolfgang Schmitt
Head of Deutsche Telekom AG’s Regional Directorate, South-Western District Stuttgart,
Deckerstrasse 41
D-70372 Stuttgart, Germany

Dr. jur. Hans-Jürgen Schinzler
Chairman of the Board of Management of Münchner Rückversicherung
Königinstrasse 107
80802 Munchen, Germany

Dr. Klaus G. Schlede
Chairman of the Supervisory Board of Deutsche Lufthansa
Von-Gablenz-Strasss 2-6
50679 Koln, Germany

Michael Sommer
President of the Trade Union Council Germany
Bundesverwaltung Berlin
Henriette-Herz-Platz 2
D-10178 Berlin, Germany

Ursula Steinke
Chairwoman of the Works Council at DeTeCSM
Northern District Service and Computer Center
Bunsenstrasse 29
D-24145 Kiel, Germany

Prof. Dr. h.c. Dieter Stolte
Editor in Chief of “WELT” and “Berliner Morgenpost”
Axel-Springer-Verlag
Axel-Springer-Strasse 65
D-10888 Berlin, Germany

Bernhard Walter
Dresdner Bank AG
Jürgen Ponto-Platz 1
D-60301 Frankfurt, Germany

Wilhelm Wegner
Chairman of the Central Works Council at Deutsche Telekom AG
C/o Deutsche Telekom AG
Friedrich-Ebert-Allee 140
D-53113 Bonn, Germany

Dr. ing. Wendelin Wiedeking
Chairman of the Board of Porsche AG
Porscheplatz 1
70435 Stuttgart-Zuffenhausen, Germany

Volker Halsch
State Secretary
Federal Ministry of Finance
Wilhemstraße 97
D-10117 Berlin, Germany